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                          CERTIFICATE OF TRUST
                                  OF
                        LAKELAND CAPITAL TRUST

     THIS CERTIFICATE OF TRUST OF LAKELAND CAPITAL TRUST (the "Trust"), dated July 24, 1997, is being duly executed and filed by WILMINGTON TRUST COMPANY, a Delaware banking corporation, R. Douglas Grant, Walter L. Weldy and Terry M. White, each an individual, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.).


1. NAME. The name of the business trust formed hereby is LAKELAND CAPITAL TRUST.

2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington
     Trust Company, Rodney Square North, 1100 North Market
     Street, Wilmington, Delaware  19890-0001, Attention:
     Corporate Trust Administration.

3. EFFECTIVE DATE. This Certificate of Trust shall be effective on July 24, 1997.




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     IN WITNESS WHEREOF, the undersigned, being the sole trustees of the Trust, has executed this Certificate of Trust as of the date first above written.


                           WILMINGTON TRUST COMPANY,
                           as trustee


                           By: /s/ Donald G. MacKelcan
                              ----------------------------------------
                                   Donald D. MacKelcan
                                   Assistant Vice President



                            /s/  R. Douglas Grant
                            ------------------------------------------
                                   R. Douglas Grant
                                   as Trustee



                             /s/  Walter L. Weldy
                            ------------------------------------------
                                   Walter L. Weldy
                                   as Trustee



                             /s/ Terry M. White
                            ------------------------------------------
                                   Terry M. White
                                   as Trustee

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